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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): June 18, 2008


                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


           MISSOURI                    0-20600                  43-1311101
        (State or other           (Commission File           (I.R.S. Employer
        jurisdiction of                Number)                Identification
         organization)                                            Number)


        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                        63044
        (Address of principal executive offices)                 (Zip Code)


                                (314) 291-5110
             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
         (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01.        REGULATION FD DISCLOSURE.

                  On June 18, 2008, executives of the Registrant made a presentation at a CapStone Investments Small-Cap Investor Conference held in Milwaukee, Wisconsin using the slides and information included as Exhibit 99 to this Current Report on Form 8-K. The Registrant undertakes no duty or obligation to update or revise this information in the future. The presentation materials will also be made available on the Registrant's website, www.zoltek.com.

                  The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or Securities Exchange Act of 1934. By furnishing this information on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index.
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 19, 2008

                                       ZOLTEK COMPANIES, INC.



                                       By    /s/ Zsolt Rumy
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                                          Zsolt Rumy
                                          Chief Executive Officer



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                                 EXHIBIT INDEX

Exhibit
Number                                   Description
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 99                       Presentation materials, dated June 18, 2008.








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